Exhibit 99.1

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.
AMENDED AND RESTATED CODE OF ETHICS

JONES LANGE LASALLE INCOME PROPERTY TRUST, INC.
AMENDED AND RESTATED CODE OF ETHICS
Amended and Restated as of December 21, 2016
I.Covered Persons/Purpose of the Code
This Amended and Restated Code of Ethics (the “Code”) for Jones Lang LaSalle Income Property Trust, Inc. (the “Company”) applies to its principal executive officer, principal financial officer, principal accounting officer, controller, compliance officer and persons performing similar functions, and all members of its Board of Directors (the “Board”) (collectively the “Covered Persons”) for the purpose of promoting:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
full, fair, accurate, timely and understandable disclosure in reports and documents filed with, or submitted to, the Securities and Exchange Commission (the “SEC”) and in other public communications made by the Company;

•	compliance with applicable laws and governmental rules and regulations;

•	prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	accountability for adherence to the Code.
II.    Conflicts of Interest
Covered Persons should be scrupulous in avoiding conflicts of interest with regard to the interests of the Company. A “conflict of interest” occurs when a Covered Person’s private interest in any material respect interferes with the interests of, or his or her service to, the Company. For example, a conflict of interest would arise if a Covered Person, or a member of such Covered Person’s family, receives improper personal benefits as a result of his or her position with the Company.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationships between the Company and (i) its advisor, LaSalle Investment Management, Inc. (the “Advisor”), (ii) its dealer manager, LaSalle Investment Management Distributors, LLC (the “Dealer Manager”), (iii) its sponsor, Jones Lang LaSalle Incorporated (the “Sponsor”), and (iv) any of its other affiliates (collectively, “Company Affiliates”). As a result, this Code recognizes that the Covered Persons will, in the normal course of their duties (whether formally for the Company or for Company Affiliates or both), be involved in establishing policies and implementing decisions that may have different effects on Company Affiliates and the Company. The participation of the Covered Persons in such activities is inherent in the contractual relationship between the Company and Company Affiliates and is consistent with the performance by the Covered Persons of their duties as officers and directors of the Company.

The following list provides examples of prohibited conflicts of interest under this Code, but Covered Persons should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Person should not be placed improperly before the interest of the Company.

Each Covered Person must:

•
not use his or her personal influence or personal relationships improperly to influence business decisions or financial reporting by the Company whereby the Covered Person would benefit personally to the detriment of the Company;

•	not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Person to the detriment of the Company; and

•	report at least annually any affiliations or other relationships related to conflicts of interest.

Examples of potential conflicts of interest that should be brought to the attention of the Board include:

•	service as a director on the board of any other business organization;

•	the receipt of non-nominal gifts (in excess of $100);

•
the receipt of entertainment from any company with which the Company has current or prospective business dealings, including investments in such companies, unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any questions of impropriety; or

•	any ownership interest in, or any consulting or employment relationship with, any of the Company’s unaffiliated service providers.
In addition to the prohibitions in the Code, federal securities laws prohibit personal loans to directors and executive officers by the Company.

In order to avoid situations in which a conflict, or perceived conflict, of interest involving a Covered Person, including those that may result in an improper benefit, all transactions involving a conflict of interest must be approved by a majority of the Board (including a majority of the independent directors) not otherwise interested in the transaction as fair and reasonable to the Company and on terms not less favorable to the Company than those available from unaffiliated third parties. Conflicts of interest may not always be clear-cut, so if an officer or director has a question, he or she shall promptly bring it to the attention of the Compliance Officer, who may then engage the Chairman of the Audit Committee of the Board of the Company (the “Audit Committee”), to determine if the situation requires Board approval.

The Company encourages civic, charitable, educational and political activities as long as they do not interfere with the performance of the duties of an officer or director of the Company. Each officer or director shall contact the Compliance Officer before agreeing to participate in any civic or political activity that is likely to unduly interfere with the performance of his or her duties as an officer or director of the Company.
The Sponsor is aware of the changing legislative landscape in the area of political contributions, lobbying and the use of placement agents relative to the financial services industry.  In response to these new laws on both the State and Federal level, the Company is aware that the Sponsor limits the political and charitable activities of its employees, which group currently includes the officers and non-independent directors of the Company.  Specifically, all such persons are prohibited from making certain state and local political contributions and must pre-clear or report certain other political and charitable contributions with the Sponsor. Otherwise, the Sponsor encourages civic and educational activities. The Sponsor’s policy does not apply to the Company’s independent directors.

III.    Confidentiality
Covered Persons shall maintain the confidentiality of confidential information entrusted to them by the Company or parties with whom the Company transacts business, except when disclosure is authorized by the Chairman of the Audit Committee or Compliance Officer or required by laws, regulations or legal proceedings. Confidential information includes all non-public information (regardless of its source) that might be of use to the Company’s competitors or harmful to the Company or its tenants, customers, suppliers or partners if disclosed. Whenever feasible, Covered Persons should consult with the Chairman of the Audit Committee or Compliance Officer if they believe they have a legal obligation to disclose confidential information. Confidential information includes all non-public information, and all other information the disclosure of which might be harmful to the Company or parties with whom the Company transacts business, including, without limitation, information that could (i) be of use to competitors of the Company, (ii) have an adverse effect on the Company’s business relationships or otherwise adversely affect the reputation or perception of the Company in the business, financial, investment or real estate community, (iii) impair the value of any of the Company’s assets or (iv) expose the Company to legal claims, regulatory actions or other forms of liability. Covered Persons shall not share confidential information with anyone outside of the Company, including family and friends, or with employees, officers and directors of the Advisor and its affiliates who do not need to know the information to carry out their duties. Covered Persons remain under an obligation to keep all information confidential even if their relationship with the Company ends. All public and media communications involving the Company shall be handled exclusively by the President of the Company.

IV.    Corporate Opportunities
Covered Persons owe a duty to the Company to advance its interests. Covered Persons may not use Company assets, property, information, or position for personal gain (including gain of friends or family members). In addition, no Covered Person may compete with the Company, and any services provided to a competitor or potential competitor of the Company must be approved in advance by a majority of the Board not otherwise interested in the engagement.

V.    Recordkeeping
All of the Company’s books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company’s transactions and must conform both to applicable legal requirements and to the Company’s system of internal controls. Unrecorded or “off the books” funds or assets should not be maintained unless permitted by applicable law or regulation and authorized by the Audit Committee. Records should always be retained or destroyed according to the Company’s record retention policies.

VI.    Fair Dealing
Each Covered Person shall deal fairly with the Company’s customers, suppliers, competitors, officers and employees. No Covered Person should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing or practice. The Company seeks competitive advantages through superior performance, never through unethical or illegal business practices. Stealing proprietary information, possessing trade secret information that was obtained without the owner’s consent, or inducing such disclosures by past or present employees of other companies is prohibited. Covered Persons must disclose prior to or at their time of hire the existence of any employment agreement, non-compete or non-solicitation agreement, confidentiality agreement or similar agreement with a former employer that in any way restricts or prohibits the performance of any duties or responsibilities of their positions with the Company. Copies of such agreements should be provided to the President of the Company to permit evaluation of the agreement in light of the officer’s position. In no event shall a Covered Person use any trade secrets, proprietary information or other similar property, acquired in the course of his or her employment with another employer, in the performance of his or her duties for or on behalf of the Company.

VII.    Protection and Proper Use of Company Assets
All Covered Persons shall protect the Company’s assets and ensure their efficient and proper use. Theft, carelessness and waste have a direct impact on the Company’s profitability. All Company assets should be used for legitimate business purposes. Company assets may not be used for personal benefit, sold, loaned, given away or disposed of without proper authorization. Permitting Company property to be damaged, lost or used in an unauthorized manner is strictly prohibited. Covered Persons shall not use corporate or other official stationary for personal purposes.

VIII.    Foreign Corrupt Practices Act
The United States Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to foreign government officials or foreign political candidates in order to obtain, retain or direct business. Accordingly, corporate funds, property or anything of value may not be, directly or indirectly, offered or given by a Covered Person or an agent acting on such Covered Person’s behalf, to a foreign official, foreign political party or official thereof or any candidate for a foreign political office for the purpose of influencing any act or decision of such foreign person or inducing such person to use his or her influence or in order to assist in obtaining or retaining business for, or directing business to, any person.
Covered Persons are also prohibited from offering or paying anything of value to any foreign person if it is known or it should have been known that all or part of such payment will be used for the above-described prohibited actions. Offers of internships or employment to family members of foreign persons are considered a thing of value and should be treated similarly to other things of value. This provision includes situations when intermediaries, such as affiliates or agents, are used to channel payoffs to foreign officials.

IX.    Disclosure and Compliance
Each Covered Person should:

•	familiarize himself or herself with the disclosure requirements generally applicable to the Company;

•
not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company’s directors and auditors, and to governmental regulators and self-regulatory organizations;

•
to the extent appropriate within such Covered Person’s area of responsibility, consult with other officers and employees of the Company and Company Affiliates with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Company files with, or submits to, the SEC and in other public communications made by the Company; and

•	promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

X.    Accountability
Each Covered Person must:

•
upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Person), affirm in writing to the Board that he or she has received, read and understands the Code by signing the Receipt and Acknowledgment of the Code of Ethics in the form attached as Exhibit A;

•	annually thereafter affirm to the Board that he or she has complied with the requirements of the Code;

•	not retaliate against any other Covered Person or any employee of the Company or Company Affiliates for reports of potential violations that are made in good faith; and

•	notify the Chairman of the Audit Committee or Compliance Officer promptly if he or she knows of any material violation of this Code.

XI.    Accounting Complaints
The Company’s policy is to comply with all financial reporting and accounting regulations applicable to the Company. If any Covered Person of the Company has concerns or complaints regarding questionable accounting or auditing matters (including, but not limited to, knowingly providing any false or misleading representation to an auditor) which in any way affects the Company, then such Covered Person is encouraged to submit those concerns or complaints (anonymously, confidentially or otherwise) to the Chairman of the Audit Committee.

XII.    Reporting any Illegal or Unethical Behavior
Covered Persons are encouraged to talk to other officers about observed illegal or unethical behavior and about the best course of action in a particular situation. Officers and directors who are concerned that violations of this Code have occurred or may occur or that other illegal or unethical conduct by other officers or directors of the Company has occurred or may occur should contact (anonymously, confidentially or otherwise) the Compliance Officer or the Chairman of the Audit Committee or make a report through the Sponsor’s Helpline at +1 877 540 5066 or via the internet at www.jllethicsreports.com.

XIII.    Administration and Violations of the Code of Ethics
This Code shall be administered and monitored by the Code’s Compliance Officer who shall be appointed by the Audit Committee. The Compliance Officer will handle the Company’s day-to-day compliance matters, including:

•	receiving, reviewing, investigating and resolving concerns and reports on the matters described in this Code;

•	providing guidance on the meaning and application of this Code; and

•
reporting periodically and as matters arise (if deemed necessary by the Compliance Officer) to management and the Audit Committee on implementation and effectiveness of this Code and other compliance matters and recommending any updates or amendments to the Code that he or she deems necessary.

Any questions and requests for further information on this Code should be directed to the Compliance Officer. Any requests for approval required under this Code should be submitted in writing to the Compliance Officer, who will promptly submit the request to the Board. Requests to the requesting Board member for additional information will also be made in writing. The Board will promptly act on any requests for approval and any decision taken will be recorded with the Company’s minutes and communicated to the Board.
Covered Persons are expected to follow this Code at all times. Generally, there should be no waivers of this Code. Requests for a waiver should be submitted in writing to the Compliance Officer. Except for approvals under this Code that require approval of a majority of the Board, the Audit Committee shall have the sole and absolute discretionary authority to approve any deviation or waiver from or amendments to this Code and any such waiver must be promptly disclosed to stockholders.

XIV.    Other Policies and Procedures
This Code shall be the sole code of ethics adopted by the Company for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the applicable rules and regulations thereunder. Insofar as other policies or procedures of the Company or Company Affiliates govern or purport to govern the behavior or activities of the Covered Persons who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code.

XV.    Confidentiality of Reports & Records
All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or regulation or this Code, such matters shall not be disclosed to anyone other than the Board and the Audit Committee.

XVI.    Internal Use
The Code is intended solely for the internal use by the Company and does not constitute an admission, by or on behalf of the Company, as to any fact, circumstance or legal conclusion.

EXHIBIT A

AFFIRMATION OF RECEIPT OF CODE OF ETHICS

I, ________________________, as a “Covered Person” under the terms of the Amended and Restated Code of Ethics, as may be amended from time to time (the “Code”), of Jones Lang LaSalle Income Property Trust, Inc. (the “Company”), hereby affirm to the Company’s Board of Directors that I have received a copy of the Code, that I have read and understand the Code and that I have complied with the requirements of the Code.

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